Exhibit 10.1

Sabine Pass Liquefaction, LLC

November 24, 2021

Cheniere Marketing International LLP

3rd Floor, The Zig Zag Building

70 Victoria Street

London SW1E 6SQ, United Kingdom

Attn: Commercial Operations

Re:	Letter Agreement regarding the Base SPA (“Letter Agreement”)

Dear Sir or Madam:

The Parties have entered into that certain Amended and Restated LNG Sale and Purchase Agreement (FOB) dated August 5, 2014 between Sabine Pass Liquefaction, LLC and Cheniere Marketing International LLP (as assignee of Cheniere Marketing, LLC) (as amended and assigned, the “Base SPA”). Capitalized terms used but not defined herein shall have the meanings given them in the Base SPA. This Letter Agreement sets forth the terms of certain sales and purchases of LNG under the Base SPA.

The Parties hereby agree that, notwithstanding Section 9.2 and subject to Section 14 of the Base SPA, the FPC (expressed in USD per MMBtu) applicable to the following number of cargoes shall equal USD one decimal ninety-seven per MMBtu (US$1.97/MMBtu):

(a)	up to fifty-one (51) cargoes scheduled to be delivered in the 2023 Contract Year;

(b)

up to between sixty-one (61) cargoes and sixty-five (65) cargoes scheduled to be delivered in the 2024 Contract Year, such number to be nominated by Seller during the ADP process for the 2024 Contract Year; and

(c)

up to between fifty-one (51) cargoes and fifty-nine (59) cargoes scheduled to be delivered in the 2025 Contract Year, such number to be nominated by Seller during the ADP process for the 2025 Contract Year.

Please indicate Buyer’s agreement with the terms of this Letter Agreement by executing a copy of this Letter Agreement where indicated below and returning it to Seller.

Sincerely,

Sabine Pass Liquefaction, LLC

By:	/s/ Zach Davis
Zach Davis
Chief Financial Officer

700 Milam Street, Suite 1900, Houston, Texas 77002

+1 713-375-5000

Sabine Pass Liquefaction, LLC

Accepted and Agreed:

Cheniere Marketing International LLP

acting by its managing member, Cheniere Marketing, LLC

By:	/s/ Anatol Feygin
Anatol Feygin
Executive Vice President and Chief Commercial Officer

700 Milam Street, Suite 1900, Houston, Texas 77002

+1 713-375-5000